FILE NO. 2-27539

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1998
    ------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ---------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [   ]
         Pre-Effective Amendment No. ____                                 [   ]
         Post-Effective Amendment No.  43                                 [ x ]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No. 29                                                 [ x ]
                        (Check appropriate box or boxes)

                           ARMSTRONG ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

750 North St. Paul, LB 13, Suite 1300, Dallas, Texas                75201
     (Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, including Area Code:  (214) 720-9101

                                  C. K. Lawson
                                    President
                           Armstrong Associates, Inc.
                            750 North St. Paul, LB 13
                                   Suite 1300
                               Dallas, Texas 75201
                    (Name and Address for Agent for Service)

                                -----------------

Approximate Date of Proposed Public Offering:    October 28, 1998

It is proposed that this filing will become effective (check appropriate box)
[ x ]  immediately upon filing         [   ]  on (date) pursuant to
       pursuant to paragraph (b)              paragraph (a)(i)
[   ]  on (date) pursuant to           [   ]  75 days after filing pursuant to
       paragraph (b)                          paragraph (a)(ii)
[   ]  60 days after filing pursuant   [   ]  on (date) pursuant to paragraph
       to paragraph (a)(i)                    (a)(ii) of Rule 485.

If appropriate, check the following box:
[   ]  this  post-effective  amendment  designates a new  effective  date  for a previously filed post-effective amendment

Title of Securities Being Registered..............Common Stock ($1.00 Par Value)

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                              CROSS REFERENCE SHEET

               Between Items of Part A of Form N-1A and Prospectus

Form N-1A Item                             Location in Prospectus
--------------                             ----------------------
1.  Cover Page............................ Cover Page
2.  Synopsis.............................. Summary of Fund Expenses
3.  Condensed Financial Information....... Condensed Financial Information
4.  General Description of Registrant..... Introduction to Armstrong Associates,
                                           Inc.; Investment Objective and
                                           Policies of Armstrong; Information
                                           on Shares of the Fund
5.  Management of the Fund................ Operation of the Fund; Brokerage
                                           Allocation
5A. Management's Discussion of
    Fund Performance...................... Management's Discussion of Fund
                                           Performance
6.  Capital Stock and Other Securities.... Information on Shares of the Fund;
                                           Dividends, Capital Gains
                                           Distributions and Federal Tax
                                           Information
7.  Purchase of Securities Being Offered.. Pricing of Fund Shares for Purchase
                                           and Redemption; How to Purchase
                                           Shares of the Fund; Tax-Sheltered
                                           Retirement Plans; Shareholder
                                           Services; Information on Shares of
                                           the Fund
8.  Redemption or Repurchase.............. Redemption of Fund Shares
9.  Legal Proceedings.....................    *

  Between Items of Part B of Form N-1A and Statement of Additional Information

                                           Location in Statement
Form N-1A Item                             of Additional Information
--------------                             -------------------------
10. Cover Page............................ Cover Page
11. Table of Contents..................... Table of Contents
12. General Information and History.......      *
13. Investment Objectives and Policies.... Investment Objective and Policies
14. Management of the Registrant.......... Directors and Officers
15. Control Persons and Principal
      Holders of Securities............... Directors and Officers

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16. Investment Advisory and Other           Investment Adviser; Other
      Services ............................ Information
17. Brokerage Allocation................... Brokerage Allocation
18. Capital Stock and Other Securities..... Information on Shares of the Fund
                                            (in the Prospectus)
19. Purchase, Redemption and Pricing of     Pricing of Shares; Redemption of
      Securities Being Offered............. Shares
20. Tax Status............................. Dividends and Federal Income Taxes
21. Underwriters...........................     *
22. Calculation of Performance Data........ Calculation of Performance Data
23. Financial Statements................... Financial Statements

------------
*   Inapplicable or negative

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PROSPECTUS                                                      October 28, 1998

armstrong associates, inc.

[LOGO]                                                 armstrong associates inc.
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A NO-LOAD MUTUAL FUND
     Armstrong Associates is a no-load mutual fund. There are no sales commissions charged by the Fund when you buy or redeem shares.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
     Armstrong's investment objective is capital growth. The Fund seeks to obtain this objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.
--------------------------------------------------------------------------------
PROSPECTUS INFORMATION
     This Prospectus concisely sets forth information an investor should know about the Fund before investing. It should be retained for future reference.

     A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The statement is available without charge from the Fund upon request.

     For additional information call or write:

     Armstrong Associates, Inc.
     750 N. St. Paul, LB 13
     Suite 1300
     Dallas, Texas 75201-3250
     (214) 720-9101
     (214) 871-8948 FAX

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
           The date of this Prospectus and the Statement of Additional
                        Information is October 28, 1998.
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1
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SUMMARY OF FUND EXPENSES
     The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

     Shareholder Transaction Expenses

          Sales Load Imposed on Purchases                    none
          Sales Load Imposed on Reinvested
             Dividends                                       none
          Deferred Sales Load                                none
          Redemption Fees none

     Annual Fund Operating Expenses
     (as a percentage of average net assets)

          Management Fees                                   0.80%
          12b-1 Fees                                         none
          Other Expenses
             Accounting Services Fees             0.10%
             Misc. Expenses                       0.44%
                                                 ------
          Total Other Expenses                              0.54%
                                                           ------
          Total Operating Expenses                          1.34%
                                                           ======

     The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1 ) a 5% rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

               1 Year         3 Years        5 Years        10 Years
               ------         -------        -------        --------
                $14             $43            $75            $169

     This example assumes that the percentages set forth under "Annual Fund Operating Expenses" remain the same during each of the periods shown, and applies such percentages to a hypothetical $1,000 investment. The example does not reflect or project investment return or the resulting value of an investment. The assumed 5% annual rate of return is required by applicable rules to be applied by all investment companies in projecting assumed expenses beyond the first year and serves to reflect an assumed increase in expenses over the years. Such 5% assumption does not in any way reflect prior investment performance or project future investment performance. Actual expenses may be greater or lesser than those shown.

CONDENSED FINANCIAL INFORMATION
     The following condensed financial information has been audited by Grant Thornton LLP, independent certified public accountants, beginning with the year ended June 30, 1992. The report of such indepen-dent certified public accountants appears in the Statement of Additional Information. The information for years prior to 1992 has been audited by other independent auditors whose report thereon is not included.

-----------------------------------------------------------------------------------------------------------------------------
                                               1998        1997        1996        1995        1994        1993        1992
-----------------------------------------------------------------------------------------------------------------------------
Net asset value
 Beginning of period                        $   11.61   $   10.45   $    9.70   $    8.19   $    8.26   $    7.08   $    6.87
Income (loss) from
 investment operations
 Net investment income                             03         .06         .05         .02          --         .02          06
 Net realized and unrealized
 gains (losses) on investments                   1.38        1.64        1.10        2.12         .10        1.19          33
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 1.41        1.70        1.15        2.14         .10        1.21          39
Less distributions
 Dividends from net
  investment income                                05         .07         .02         .04          --         .02         .15
 Distributions from net
 realized gains                                    83         .47         .38         .59         .17         .01         .03
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $   12.14   $   11.61   $   10.45   $    9.70   $    8.19   $    8.26   $    7.08
=============================================================================================================================
Total return                                    13.31%      17.19       12.09       27.32        1.13       17.12        5.79
Ratios/supplemental data
Net assets, end of period (000's)           $  15,213      14,300      13,100      11,961       9,255       9,680       9,366
Ratio of expenses to average
 net assets                                       1.3         1.4         1.4         1.8         1.8         1.8         1.9
Ratio of net investment income
 to average net assets                              2          .5          .5          .2          --          .2          .8
Average brokerage commission rate(c)            .1880       .1503       .1442

 Portfolio turnover rate                            7%          7          19          12          15          17          35

-----------------------------------------------------------------------------------------------------------------------------
                                               1991        1990        1989        1988        1987        1986        1985
-----------------------------------------------------------------------------------------------------------------------------
Net asset value
 Beginning of period                        $    7.38   $    7.74   $    7.17   $    9.66   $    8.72   $    7.65   $    7.29
Income (loss) from
 investment operations
 Net investment income                            .16         .23         .24         .09         .10         .14         .24
 Net realized and unrealized
 gains (losses) on investments                    (27)        .19         .67        (.53)       1.51        1.17        1.02
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 (.11)        .42         .91        (.44)       1.61        1.31        1.26
Less distributions
 Dividends from net
  investment income                               .23         .24         .11         .14         .16         .24         .14
 Distributions from net
 realized gains                                   .17         .54         .23        1.91         .51          --         .76
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $    6.87   $    7.38   $    7.74   $    7.17   $    9.66   $    8.72   $    7.65
=============================================================================================================================
Total return                                     (.92)       5.93       13.23       (6.27)      20.00       17.80       19.10
Ratios/supplemental data
Net assets, end of period (000's)               9,228       9,770       9,887      10,435      12,294      11,714      10,957
Ratio of expenses to average
 net assets                                       1.9         1.8         1.9         2.0         1.7         1.6         1.7
Ratio of net investment income
 to average net assets                            2.3         2.9         3.0         1.3         1.0         1.6         3.1
Average brokerage commission rate(c)

 Portfolio turnover rate                           24          44          46          20          51          54          53

-----------------------------------------------------------------------------------------------------------------------------
                                               1984        1983        1982        1981        1980        1979        1978
-----------------------------------------------------------------------------------------------------------------------------
Net asset value
 Beginning of period                        $   10.22   $    7.10   $    9.37   $    7.74   $    7.06   $    6.50   $    5.68
Income (loss) from
 investment operations
 Net investment income                            .16         .21         .41         .24         .23         .16         .08
 Net realized and unrealized
 gains (losses) on investments                  (2.51)       3.72       (1.28)       2.62        1.40         .84         .78
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (2.35)       3.93        (.87)       2.86        1.63        1.00         .86
Less distributions
 Dividends from net
  investment income                               .20         .43         .19         .23         .13         .11         .04
 Distributions from net
 realized gains                                   .38         .38        1.21        1.00         .82         .33          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $    7.29   $   10.22   $    7.10   $    9.37   $    7.74   $    7.06   $    6.50
=============================================================================================================================
Total return                                   (24.01)      61.27       (9.87)      38.04       24.08       15.17       15.31
Ratios/supplemental data
Net assets, end of period (000's)               9,788      12,869       7,669       8,277       5,777       4,538       3,886
Ratio of expenses to average
 net assets                                       1.6         1.6         1.7         1.5         1.6         1.5         1.5
Ratio of net investment income
 to average net assets                            1.9         2.4         5.6         2.7         3.2         2.3         1.6
Average brokerage commission rate(c)

 Portfolio turnover rate                           96          59          34          60         131          97         151

--------------------------------------------------------------------------------
                                               1977        1976        1975
--------------------------------------------------------------------------------
Net asset value
 Beginning of period                        $    5.30   $    3.81   $    2.74
Income (loss) from
 investment operations
 Net investment income                            .04         .03         .07
 Net realized and unrealized
 gains (losses) on investments                    .38        1.53        1.04
--------------------------------------------------------------------------------
Total from investment operations                  .42        1.56        1.11
Less distributions
 Dividends from net
  investment income                               .04         .07         .04
 Distributions from net
 realized gains                                    --          --          --
--------------------------------------------------------------------------------
Net asset value, end of period              $    5.68   $    5.30   $    3.81
================================================================================
Total return                                     8.05       42.06       41.46%
Ratios/supplemental data
Net assets, end of period (000's)               3,649       3,785   $   2,892
Ratio of expenses to average
 net assets                                       1.5         1.5         1.5
Ratio of net investment income
 to average net assets                            1.9          .8         2.7
 Average brokerage commission rate(c)

 Portfolio turnover rate                          113         113         210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) The Fund had no senior securities or outstanding debt during the twenty-four-year period ended June 30, 1998.
(c) Total commissions paid divided by number of shares of applicable investment securities transactions. Disclosure requirement beginning with fiscal year ended June 30, 1996. Information for fiscal years prior to June 30, 1996, is not applicable.

     See accompanying report of independent cerfitied public accountants.

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INFORMATION ON THE CALCULATION OF TOTAL RETURN
     The Fund's total return is based on the percentage increase (or decrease) in a hypothetical $1,000 invested in the Fund at the beginning of a specified annual period and valued at the end of the specified period, assuming the reinvestment of any dividends and distributions paid by the Fund during such period. The Fund does not impose any sales charge or redemption fee on the purchase or redemption of its shares. Any total return figures shown are based on historical results and are not intended to indicate future performance. The value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
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2 and 3
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WHAT IS A MUTUAL FUND?
     Briefly stated, a mutual fund combines money from investors and invests in a portfolio of securities selected in line with the particular investment objective of the fund. Investors own an undivided, pro-rata interest in the portfolio, represented by the shares of the fund. In the case of a no-load fund, such as Armstrong Associates, fund shares are purchased and redeemed at net asset value, which means that no sales commissions are added to or deducted from the value of the fund shares on purchase or redemption.
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INTRODUCTION TO ARMSTRONG ASSOCIATES, INC.
     Armstrong Associates, Inc. ("Armstrong" or the "Fund") is a no-load, diversified, open-end mutual fund which offers investors a participation in a diversified portfolio of common stocks that is professionally managed with the objective of capital growth.

     Investors in the Fund have an investment that is liquid. Fund shares can be purchased or redeemed at net asset value with no sales commissions. In addition to providing diversification, liquidity and professional management, the Fund provides the recordkeeping and brokerage commission negotiation and arranges for safekeeping of securities involved with the day-to-day operation of a securities portfolio.

     The Fund is designed for long-term investors who are seeking the opportunity for higher long-term investment returns than the returns available through fixed income investments and who can accept the inherent market volatility associated with investments in common stocks selected for capital growth. While the Fund shares can be expected to fluctuate based on market conditions, Armstrong is not designed as a vehicle for playing short-term market swings. Dividend and interest income from the investors of the Fund is incidental to the primary objective of capital growth.
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INVESTMENT OBJECTIVE AND POLICIES OF ARMSTRONG
     The investment objective of the Fund is capital growth. The Fund seeks to obtain its investment objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

     The Fund normally invests in common stocks which offer the prospect of earnings growth or asset enhancement over a one to three year period. However, the Fund may sell securities within a relatively short period if developments with the investment, the equity markets or the economy indicate that a change would be advisable.

     Short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) are utilized to reduce portfolio exposure to equity markets as a mechanism to moderate market risk and to seek to capitalize on potential market declines and to obtain a return on funds not committed to common stocks. Although common stocks are emphasized in its portfolio, the Fund may also invest in securities convertible into, and warrants and rights to subscribe for, common stock. The amount invested in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets, and the amount invested in warrants which are not listed on the New York or American Stock Exchanges will not exceed 2% of the net assets.

     There can be no assurance that the Fund will achieve its objective of capital growth. The market value of the securities in the portfolio of any mutual fund which invests in stocks will fluctuate.
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4
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                                                       armstrong associates inc.
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     The principal risk factor  associated  with any investment in such a mutual fund is that the market value of the portfolio securities may decrease and result in a decrease in the value of the fund shares.

     As a matter of fundamental policy, the Fund will not (1) acquire more than 10% of any class of securities of any issuer, (2) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer, (3) invest more than 25% of its assets in any one industry, (4) invest more than 15% of the value of its total assets in securities with a limited trading market, (5) make short sales of securities, or (6) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. These fundamental policies, as well as the investment objective of the Fund, will not be changed unless authorized by a vote of the majority of the outstanding shares of the Fund, although the policies and techniques for seeking to attain the objective of the Fund may be changed without shareholder approval.
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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND HISTORICAL DATA
     While there were wide market swings in stock prices, overall results for financial assets were generally positive for the period covering Armstrong's fiscal year ending June 30, 1998. Within this constructive background, there was a wide divergence in results between individual stock issues, industry categories and market capitalization sizes. Stocks with large market capitalizations and, as a result, capitalization-weighted market indices generally led the overall market in investment results. The economic problems of the Pacific Rim countries surfaced in the second half of calendar 1997 and spread to other areas of the world, negatively impacting the market prices of many equity issues that were perceived by investors to be exposed to the problems of the "Asian flu". As an indication of market results for the twelve months ending June 30, 1998 and the degree of divergence in results, the capitalization-weighted Standard & Poor's 500 Index recorded a price increase of +27.25% for the twelve months while the equally-weighted Value Line Composite Index, which represents approximately 1,700 stocks, gained +12.98% in price for the same period. The Armstrong portfolio, which included a blend of diversified investments in common stocks of large, mid-sized and smaller capitalized companies, posted a total return of +13.31% for its June 30, 1998 fiscal year.

     Looking at specific investment areas in the Armstrong portfolio, medical issues, selected technology holdings and consumer related issues, including retail and entertainment, led the performance parade for the year, while investments in companies with possible exposure to foreign financial disturbances were the primary drag on portfolio results.

     Historically, the Fund has varied the proportions of common stocks and short-term debt in its portfolio depending on the risk level perceived in the stock market, the availability of what might be considered appropriate and attractive equity investments, and in order to have adequate liquidity to take advantage of investment opportunities that might become available without disturbing existing portfolio investments. Over the past five years, as of the June 30 fiscal year end, the portion of the portfolio represented by common stock ranged from a low of 75.0% to a high of 97.1%. During the same five year period, the portion of the portfolio invested in short term debt securities ranged from a high of 25.0% to a low of 6.6%. The percentage of the Fund's portfolio invested in common stocks can be expected to continue to fluctuate in the future and may at any time be higher or lower than the historical range reported for the last five years.
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             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX
                       AND THE VALUE LINE COMPOSITE INDEX
                     FOR THE 10 YEARS ENDING JUNE 30, 1998

                                         6/30/98
                                         -------
Armstrong Associates, Inc.              28,195.24
S&P 500 Index                           54,777.67
Value Line Composite Index              19,858.77

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                          AVERAGE ANNUAL TOTAL RETURN
                         OF ARMSTRONG ASSOCIATES, INC.
                        FOR PERIODS ENDING JUNE 30, 1998

                     1 Year         5 Year         10 Year
                     ------         ------         -------
                     13.31%         14.20%         11.22%
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     Past performance is not predictive of future performance.
     Data Source: Miropal, Inc.
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                                                       armstrong associates inc.
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             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX
                       AND THE VALUE LINE COMPOSITE INDEX
                      FOR THE 24 YEARS ENDING JUNE 30, 1998


                                         6/30/98
                                         -------
Armstrong Associates, Inc.             242,713.06
S&P 500 Index                          330,949.04
Value Line Composite Index              73,813.87

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                          AVERAGE ANNUAL TOTAL RETURN
                         OF ARMSTRONG ASSOCIATES, INC.
                        FOR PERIODS ENDING JUNE 30, 1998

                                    24 Years
                                    --------
                                     15.60%
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     Past performance is not predictive of future performance.
     Data Source: Miropal, Inc.

     The graphs set forth above compare the change in value over the past ten and twenty-four years of $10,000 invested in the Fund compared to the same investment over the same periods in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") and the Value Line Composite Index, which consists of approximately 1,700 issues (the "Value Line Index"). The graphs assume that investment in the Fund was made at the Fund's net asset value (the Fund has no sales charge and no redemption charge) at the beginning of the 10 and 24 year periods and reflect the net asset value of the investment at the end of each of the years indicated in the period with all dividends and distributions by the Fund reinvested at the Fund's net asset
--------------------------------------------------------------------------------

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                                                       armstrong associates inc.
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     value on the applicable reinvestment dates. Brokerage fees paid by the Fund on portfolio transactions and management fees and other operating expenses are reflected in the results shown for the Fund. In contrast, the S&P 500 and the Value Line Index are unmanaged, expense-free, broad-based indices which serve only as bench-marks for the performance of the stock market and are not securities available for purchase by investors. The S&P 500 is adjusted to reflect reinvestment of dividends paid by securities in the index, but the Value Line Index is not so adjusted and reflects only changes in the prices of the securities covered thereby. Investors should, therefore, note that the two indices are not comparable to each other in respect of the assumed reinvestment of dividends and that neither index is comparable to the Fund because neither index reflects any transaction or management expenses in relation to the performance of the securities in the index.

     The Fund has never been managed to emulate any particular market index. The Fund seeks to obtain its objective of capital growth through investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio. The short-term debt investments are used to reduce portfolio exposure to equity markets and to obtain a return on funds not committed to common stocks. These short-term debt investments tend to serve as a damper on the Fund's net asset growth during periods of rising markets and can cushion declines in negative markets. The S&P 500 and the Value Line Index both are fully invested in the equities surveyed at all times. The S&P 500 is a market value-weighted index and, as a result, companies with the largest market capitalizations have a disproportionate impact on the overall performance of the index, while stocks included in the Value Line Index are equally weighted to reflect the average price change in the stocks included in the index.

     The information set forth above should be considered in the light of the Fund's investment policies and objectives and other information contained in this prospectus. The results shown are a record of the past and should not be regarded as a representation of future performance. No adjustments have been made for income taxes that might have been payable by shareholders on dividends and capital gains distributions. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
OPERATION OF THE FUND
     DIRECTORS AND OFFICERS
     The officers of the Fund manage its day-to-day operations, and are directly responsible to the Fund's Board of Directors. The Board of Directors, elected by shareholders, is generally responsible for the management of the Fund and elects its officers. The directors and officers of the Fund are:

     Eugene P. Frenkel, M.D. - Director of the Fund; Professor of Internal Medicine and Radiology, Southwestern Medical School.

     C.K. Lawson - President, Treasurer and a director of the Fund and of Portfolios, Inc., the Fund's investment adviser (the "Adviser"). Mr. Lawson is a chartered financial analyst.

     Douglas W. Maclay - Director of the Fund and President of Maclay Development Company, real estate investments.

     R.H. Stewart Mitchell,  Jr. - Director of the Fund; former Vice Chairman of
     the  Board  of  Directors  of  Tracy-Locke/BBDO,   advertising  and  public
     relations, and now retired.

     Cruger S. Ragland - Director of the Fund and President of Ragland Insurance Agency, Inc.

     Ann D. Reed - Director of the Fund and a private investor.

     Candace L. King - Vice President and Secretary of the Fund and of the Adviser.
--------------------------------------------------------------------------------

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     INVESTMENT ADVISER
     The  investments  of  the  Fund  are  managed  by  Portfolios,   Inc.  (the
     "Adviser"). The Adviser was incorporated in 1971 and is engaged in the business of providing investment management services to individual and institutional investors. As compensation for its investment management services to the Fund, the Adviser is paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year. See "Financial Highlights." The Adviser furnishes to the Fund, without additional charge, office space, local telephone service and utilities. All other expenses of the Fund's operations are the responsibility of the Fund.

     The Adviser's address is 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. It is a wholly-owned subsidiary of Lawson Investments, Inc., a corporation controlled by C. K. Lawson and whose business relates primarily to the Adviser.

     C. K. Lawson is the individual employed by the Adviser who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Lawson has been primarily responsible for the management of the Fund's portfolio since the Adviser's formation in 1971. During the past five years, Mr. Lawson has been the President, Treasurer and a director of the Fund and the Adviser.

     TRANSFER  AGENT,  DIVIDEND  DISBURSING  AGENT,   CUSTODIAN  AND  ACCOUNTING
     SERVICES
     In addition to acting as investment adviser, Portfolios, Inc. acts as the Fund's transfer agent ("Transfer Agent") and dividend disbursing agent ("transfer agent services") and also provides certain accounting services to the Fund. For its accounting services, the Adviser receives an annual fee of $16,000 and for its transfer agent services, it receives $8,400 per annum.

     The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 serves as the custodian of the Fund's portfolio securities and is custodian for the Fund's tax-sheltered retirement plans, including Individual Retirement Accounts and Prototype Profit Sharing Plans.
--------------------------------------------------------------------------------
PRICING OF FUND SHARES FOR PURCHASE AND REDEMPTION
     The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.
--------------------------------------------------------------------------------
HOW TO PURCHASE SHARES OF THE FUND
     Initial investments: To purchase shares of Armstrong for an account which does not currently own Armstrong shares, you should complete the Purchase Application on pages 13 and 14 and mail it together with a check made payable to Armstrong Associates, Inc., to the Fund at 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. There is a $250 minimum on initial investments.

--------------------------------------------------------------------------------

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     SUBSEQUENT  INVESTMENTS:  To  purchase  additional  shares for an  existing
     Armstrong account, you should send a check made payable to Armstrong Associates, Inc., and include your Armstrong shareholder account name and number. Checks can be sent to Armstrong Associates, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250.

     PURCHASE PRICE AND EFFECTIVE DATE: Your shares will be priced at the net asset value per share next determined after your order has been received by the Fund and accepted. The Transfer Agent will mail confirmation of your purchase to your account address after receipt of your order and funds. The Fund reserves the right to refuse any order for the purchase of its shares.

     STOCK CERTIFICATES: Stock certificates for your shares will not be issued unless you request them. Certificates for fractional shares will not be issued. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you may incur an expense to replace it.
--------------------------------------------------------------------------------
REDEMPTION OF FUND SHARES
     IF A STOCK CERTIFICATE HAS NOT BEEN ISSUED
     If no certificate for your shares has been issued, redemption can normally be accomplished by your written request to the Fund with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

     IF A STOCK CERTIFICATE HAS BEEN ISSUED
     You can redeem shares for which a certificate has been issued by written request to the Fund accompanied by the certificate representing the shares being redeemed properly endorsed for transfer with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

     TIMING OF REDEMPTION
     Shares are redeemed at the net asset value next determined after the receipt in proper form of your written request for redemption accompanied by all necessary documentation.

     DISTRIBUTION OF PROCEEDS
     Proceeds are normally mailed within four days of receipt of the written redemption request along with the proper documentation, provided that redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) have cleared (which may take up to 15 calendar days from the purchase date). Proceeds are mailed to the shareholder's address of record unless specific written instructions are received from the shareholder to the contrary.

     SIGNATURE GUARANTEES
     To ensure that you are the person who has authorized a redemption from your account, the Fund requires that the signatures of the appropriate persons signing or endorsing any redemption request or stock certificate be duly guaranteed by a commercial bank, a member firm of a national securities exchange or another eligible guarantor institution.

--------------------------------------------------------------------------------
                                                       armstrong associates inc.
--------------------------------------------------------------------------------
     TRANSACTIONS THROUGH BROKERS
     Investors who purchase or redeem shares of the Fund through broker-dealers may be subject to service fees imposed by them with respect to the services they provide. The Fund has no control over or involvement with any charges which any broker-dealer may impose. There are no fees charged by the Fund if shares are purchased or redeemed directly from the Fund.
--------------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND FEDERAL TAX INFORMATION
     Armstrong earns income from dividends and interest on its investments. The Fund also realizes capital gains or losses from the sale of securities. It is the policy of the Fund to distribute substantially all of its net income and net capital gains each year. These distributions ordinarily will be taxable, although shareholders not subject to Federal income tax will not be required to pay taxes on distributions from the Fund. Advice as to the Federal income tax status of dividends and distributions will be mailed annually to each shareholder.

     The Fund intends to continue to qualify for treatment as a "regulated investment company" under Federal tax law. By so qualifying, the Fund will not be liable for Federal income taxes on its income to the extent distributed to shareholders, thereby avoiding double taxation of the income of the Fund.

     Unless you elect otherwise, dividends and capital gains distributions will be reinvested, which means they will be paid to you in additional shares of the Fund which will be credited to your account.
--------------------------------------------------------------------------------
BROKERAGE ALLOCATION
     In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available. It gives preference, and may pay higher commission rates, to brokers which, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services to the Adviser. Subject to the policy of seeking best price and execution, sales of Fund shares also may be a factor considered in the selection of brokers to execute portfolio transactions.
--------------------------------------------------------------------------------
TAX-SHELTERED RETIREMENT PLANS
     The Fund offers prototype tax-sheltered retirement plans for investments in shares of the Fund. The prototypes available include:

     Individual Retirement Account ("IRA")

     Defined    Contribution   Plans   for   corporations,    partnerships   and
     proprietorships.

     Anyone interested in establishing a retirement plan should request further information, including copies of the plan documents and more detailed descriptions of the plans, from the Fund.

--------------------------------------------------------------------------------

11

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SHAREHOLDER SERVICES
     SYSTEMATIC CASH WITHDRAWAL PLAN: A shareholder may establish a systematic cash withdrawal plan under which the Fund's transfer agent, acting as the shareholder's agent, will hold all of his shares of the Fund and redeem sufficient shares to send regular monthly payments to him in any designated amount (not less than $50).

     BANK DRAFT PURCHASE PLAN: After a minimum initial investment of $250, a shareholder may authorize investments in additional Fund shares which are automatically made through the shareholder's checking account via bank draft each month or quarter.

     FURTHER INFORMATION: Additional information regarding the Systematic Cash Withdrawal Plan and the Bank Draft Purchase Plan may be obtained from the Fund.
--------------------------------------------------------------------------------
INFORMATION ON SHARES OF THE FUND
     The Fund was incorporated under Texas law in 1967 and has an authorized capital of 6,000,000 shares of common stock, par value $1 per share. Each share outstanding is entitled to one vote at all meetings of shareholders (cumulative voting is not permitted) and to share equally in dividends and other distributions and in the Fund's net assets on liquidation. Annual meetings of shareholders will not be held except as required by applicable law. Shares when issued will be fully paid and non-assessable, will have no preemptive rights and will be redeemable as set forth under "Redemption of Fund Shares." Shareholder inquires should be made to Armstrong Associates, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250 (telephone (214) 720-9101).
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
     The Statement of Additional Information includes the Fund's financial statements and further details about the management and operation of the Fund and is available from the Fund on request.
--------------------------------------------------------------------------------

12
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[LOGO]                                                 armstrong associates inc.

                                                            PURCHASE APPLICATION
                                                    See page 15 for instructions
--------------------------------------------------------------------------------
TO OPEN ACCOUNT
     My check for $______ (minimum $250 on initial investment) made payable to Armstrong Associates, Inc. is enclosed to purchase shares of Armstrong Associates, Inc. at the net asset value applicable when my order is received and accepted.
--------------------------------------------------------------------------------
REGISTRATION
     Please register my shares as follows (see page 15 for registration instructions)

     ---------------------------------------------------------------------------
     name

     ---------------------------------------------------------------------------
     street address

     ---------------------------------------------------------------------------
     city                                             state            zip

     ---------------------------------------------------------------------------
     home telephone (including area code)

     ---------------------------------------------------------------------------
     business telephone (including area code)
--------------------------------------------------------------------------------
SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

     ---------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT
     ____ Reinvest all my dividends and capital gains  distributions in full and fractional shares.
     ____ Reinvest all my capital  gains  distributions  in full and  fractional shares but send my dividends to me in cash.
     ____ Remit all dividends and distributions to me in cash.
--------------------------------------------------------------------------------
STOCK CERTIFICATES
     All shares purchased will be credited to the shareholder's account at the Fund. A certificate for any number of full shares in the account may be obtained at any time by written request to the Fund. No fractional shares will be issued.
                                     (over)
--------------------------------------------------------------------------------

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SIGNATURE INFORMATION
     Your signature should correspond to the name used in registration. If there are co-owners, both must sign.

CERTIFICATION AND ACKNOWLEDGEMENT
     I acknowledge that I have received a copy of the current prospectus of Armstrong Associates.

     I certify, under penalties of perjury, that the Tax Identification/Social Security number given above is correct and I am not subject to back-up withholding (see page 15).

     The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



     X                                    X
     -----------------------------------  --------------------------------------
      signature of applicant               signature of co-owner (if applicable)


     -----------------------------------
     date

--------------------------------------------------------------------------------

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

[LOGO]                                                 armstrong associates inc.
--------------------------------------------------------------------------------
INSTRUCTIONS FOR OPENING ACCOUNT
     Complete the Purchase Application on pages 13 and 14 and mail it, together with your check made payable to Armstrong Associates, Inc., to:

     Armstrong Associates, Inc.
     750 N. St. Paul, LB 13
     Suite 1300
     Dallas, Texas 75201

     Call Armstrong at (214) 720-9101 if you have any questions on completing the Purchase Application.

     DO NOT USE THE PURCHASE APPLICATION ON PAGES 13 AND 14 TO OPEN AN IRA OR CORPORATE PROFIT SHARING ACCOUNT. APPROPRIATE FORMS FOR THESE TAX SHELTERED ACCOUNTS ARE AVAILABLE ON REQUEST.
--------------------------------------------------------------------------------
REGISTRATION INSTRUCTIONS (Purchase by one individual)
     State  applicant's  full name. A married woman must use her own given name.
     Example: Mrs. Jane S. Jones (NOT Mrs. John R. Jones)
--------------------------------------------------------------------------------
JOINT REGISTRANTS
     1. Joint tenants with rights of survivorship and not as tenants in common. When two persons register shares jointly with the desire that the survivor receive total holdings on the death of the other, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, JT.TEN.WROS."

     2. Tenants in Common. Where each registrant wants his position to go to his estate in the event of his death, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, ATIC."

     Joint tenants with rights of survivorship will be assumed if shares are registered jointly and no specification is made.
--------------------------------------------------------------------------------
CUSTODIAN FOR A MINOR
     The following form of registration should be used: "Robert Smith (one adult only) as custodian for Nancy Smith (one minor only) under (state of residence of minor) Uniform Gifts to minors Act." The tax identification number provided should be that of the minor.
--------------------------------------------------------------------------------
PARTNERSHIPS
     Accounts may be registered in the name of a partnership. The application must be signed by a duly authorized partner.
--------------------------------------------------------------------------------
CORPORATIONS
     Shares to be registered in the name of a corporation must be registered in the exact legal title of the organization and the application must be signed by a duly authorized officer.
--------------------------------------------------------------------------------
BACKUP WITHHOLDING
     You are not subject to backup  withholding if the Internal  Revenue Service
     (a) has not notified you that you are subject to such withholding or (b) has notified you that you are no longer subject to such withholding. If you are subject to backup withholding, cross out the words "and that I am not subject to backup withholding" on page 14 (Purchase Application) above the signature, and the appropriate withholding instructions will be applied to your account.
--------------------------------------------------------------------------------

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TABLE OF CONTENTS
                                                                        Page No.
Summary of Fund Expenses ...............................................     2
Condensed Financial Information ........................................   2-3
What is a Mutual Fund? .................................................     4
Introduction to Armstrong Associates, Inc. .............................     4
Investment Objective and Policies
   of Armstrong ........................................................   4-5
Management's Discussion of
   Fund Performance and Historical Data ................................   5-8
Operation of the Fund ..................................................   8-9
Pricing of Fund Shares for Purchase
   and Redemption ......................................................     9
How to Purchase Shares of the Fund .....................................  9-10
Redemption of Fund Shares .............................................. 10-11
Dividends, Capital Gains Distributions
   and Federal Tax Information .........................................    11
Brokerage Allocation ...................................................    11
Tax-Sheltered Retirement Plans .........................................    11
Shareholder Services ...................................................    12
Information on Shares of the Fund ......................................    12
Additional Information .................................................    12
Purchase Application ................................................... 13-14
Instructions for Purchase Application ..................................    15

--------------------------------------------------------------------------------

armstrong associates, inc.

750 N. St. Paul, LB 13
Suite 1300
Dallas, Texas 75201
(214) 720-9101
FAX (214) 871-8948

---------------------
          NO-LOAD                                      INVESTMENT
100%      MUTUAL FUND                                  COMPANY
          COUNCIL                                      INSTITUTE
---------------------

                                                                    Rule 497(c)
                                                               File No. 2-27539

                           ARMSTRONG ASSOCIATES, INC.
                     750 North St. Paul, LB 13, Suite 1300
                            Dallas, Texas 75201-3250
                            Telephone (214) 720-9101

                       STATEMENT OF ADDITIONAL INFORMATION

     Armstrong Associates, Inc. is a no-load mutual fund which continuously offers its shares to the public at the net asset value per share next computed after receipt of an order. The Fund is a diversified, open-end investment management company whose investment objective is capital growth.

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") which has been filed with the Securities and Exchange Commission. The Prospectus can be obtained by calling or by writing the Fund at the above telephone number or address.

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----

     Investment Objective and Policies ...............................    2
     Directors and Officers ..........................................    3
     Investment Adviser ..............................................    4
     Brokerage Allocation ............................................    5
     Pricing of Shares ...............................................    6
     Redemption of Shares ............................................    7
     Calculation of Performance Data .................................    7
     Dividends and Federal Income Tax Status .........................    8
     Other Information ...............................................    8
            Custodian ................................................    8
            Transfer Agent ...........................................    8
            Independent Auditors .....................................    8
            Legal Counsel ............................................    9
     Financial Statements ............................................   10

                              --------------------

The date of this Statement of Additional Information and the Prospectus is October 28, 1998.

                     INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is capital growth. This objective will not be changed unless authorized by a vote of a majority of the outstanding shares of the Fund, but the policies and techniques described in the next two paragraphs for seeking to attain such objective may be changed without shareholder approval.

     The Fund normally invests in common stocks that offer the prospect of earnings growth or asset enhancement over a one to three year period. However, the Fund may sell securities within a relatively short period if developments with the investment, the equity markets or the economy indicate that a change would be advisable. Short-term debt investments are utilized to reduce portfolio exposure to equity markets and to obtain a return on funds not committed to common stocks.

     Although common stocks are emphasized in its portfolio, the Fund also invests in securities convertible into, and warrants and rights to subscribe for, common stock. The amount invested in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets, and the amount invested in warrants which are not listed on the New York or American Stock Exchanges will not exceed 2% of the net assets. The Fund also invests in securities of issuers engaged in securities related businesses, but during the fiscal year ended June 30, 1996 none of those issuers was among the firms which executed portfolio transactions for the Fund as either broker or dealer or which sold Fund shares.

         The Fund operates under certain restrictions on investment policy that are fundamental policies and cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund. Under these restrictions, the Fund cannot: (a) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; (b) issue senior securities; (c) invest in any real estate, but this limitation does not preclude an investment in the marketable securities of an issuer the business of which involves the purchase or sale of real estate or interests therein; (d) engage in the purchase or sale of any commodity or commodities futures contract; (e) make loans of its assets to other persons except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; (f) purchase any securities on margin except such short-term credits that are necessary for the clearance of transactions, nor participate on a joint or joint and several basis in any trading account in securities; (g) make short sales of securities;
(h) acquire more than 10% of any class of securities of any issuer; (i) invest in securities for the purpose of exercising control of management; (j) invest in securities of any other investment company; (k) underwrite the securities of other issuers or knowingly purchase securities of other issuers which are subject to contractual restrictions on resale or under circumstances where if the securities are later publicly offered or sold by the Fund, the Fund might be deemed to be an underwriter for the purpose of the Securities Act of 1933;
(l) invest more than 15% of the value of its total assets in securities with a limited trading market; (m) invest more than 25% of its assets in any one industry; (n) write, purchase or sell puts, calls or combinations thereof; or
(o) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer.

     The Fund has no specific limitations on its portfolio turnover rate, which has tended to fluctuate from year to year in response to stock market conditions. See " Financial Highlights" in the Prospectus.

                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Fund, together with their principal business occupations during the last five years as well as their positions with the Adviser, are shown below. Each director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

     EUGENE P. FRENKEL, M.D. - Director of the Fund, age 69, - is a Professor of Internal Medicine and Radiology, Southwestern Medical School, in Dallas, Texas, with which he has been associated since 1962. Dr. Frenkel's address is Department of Internal Medicine, University of Texas Health Science Center at Dallas, 5323 Harry Hines, Dallas, Texas.

     C. K. LAWSON* - President, Treasurer and Director of the Fund, age 62, - is President, Treasurer and a director of the Adviser and its parent, Lawson Investments, Inc. See "Investment Adviser." Decisions to buy and sell securities for the Fund's portfolio are made by Mr. Lawson as an officer of the Adviser, and he also selects brokers to handle the transactions and negotiates the brokerage commissions. Mr. Lawson is a chartered financial analyst. His address is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas.

     DOUGLAS W. MACLAY - Director of the Fund, age 70, - has been President of Maclay Properties Company, real estate investments, of Dallas, Texas and its predecessors, since 1974. Mr. Maclay's address is 3500 Oak Lawn, Dallas, Texas.

     R. H. STEWART MITCHELL, JR. - Director of the Fund, age 68, - is retired; he formerly was Vice-Chairman of the Board of Directors of Tracy-Locke/BBDO, advertising and public relations, of Dallas, Texas, with which he was associated from 1959 to 1983. Mr. Mitchell's address is 7371 Paldao Drive, Dallas, Texas.

     CRUGER S. RAGLAND - Director of the Fund, age 65, - is President of Ragland Insurance Agency, Inc. of Dallas, Texas, with which he has been associated since 1959. Mr. Ragland's address is 500 Two Turtle Creek Village, Dallas, Texas.

     ANN D. REED - Director of the Fund, age 65, - is a private investor whose address is 3514 Milton, Dallas, Texas.

     CANDACE L. KING - Vice President and Secretary of the Fund, age 50, - is Vice President and Secretary of the Adviser, with which she has been associated since 1973. Ms. King's address is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas.

     Directors are elected by the shareholders to serve until the next meeting of shareholders and until their respective successors are elected. The Fund does not have annual meetings of shareholders.

     All officers of the Fund are employees of the Adviser, and they receive no salary from the Fund. The directors of the Fund who are not affiliated with the Adviser (5 persons) received fees for retainers and for Board of Directors meetings attended which aggregated $6,600 during the fiscal year ended June 30, 1998. No pension or retirement benefits are accrued as part of fund expenses. The compensation paid by the Fund to the Fund's directors for the fiscal year ended June 30, 1998 was as follows:

                              COMPENSATION TABLE*
--------------------------------------------------------------------------------
                                                         AGGREGATE
                                                         COMPENSATION
NAME                             POSITION                FROM FUND
---------------------------      -----------------       -----------------------
Eugene P. Frenkel, M.D.          Director                $1,500
Douglas W. Maclay                Director                $1,200
R. H. Stewart Mitchell, Jr.      Director                $1,500
Cruger S. Ragland                Director                $1,500
Ann D. Reed                      Director                $  900

*C. K. Lawson, President and a director of the Fund, and C. L. King, Vice President and Secretary of the Fund, are officers of the Adviser and are compensated by the Adviser. See "Investment Adviser." The Fund does not have any retirement or pension plan for its directors or officers, and is not part of any mutual fund complex.

     On August 1, 1998 the officers and directors named above, as a group, beneficially owned approximately 21.7% of the outstanding shares of the Fund, including approximately 8.4% beneficially owned by Mr. Mitchell and approximately 5.1% beneficially owned by Mr. Ragland. To the knowledge of the Fund, no other person beneficially owned 5% or more of its outstanding shares.

                               INVESTMENT ADVISER

     Since its organization in 1971, Portfolios, Inc. has been the investment adviser of the Fund. Pursuant to an investment advisory agreement dated October 30, 1981 (the "Advisory Agreement"), the Adviser manages the Fund's investments. The Advisory Agreement provides that, as compensation for its services, the Adviser will be paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year. The Adviser furnishes to the Fund, at the Adviser's expense, office space, local telephone service and utilities, and is responsible for the compensation of directors, officers and employees of the Fund who are interested persons of the Adviser. Expenses of the Fund not paid by the Adviser are borne by the Fund and include, but are not limited to, fees and expenses of the Fund's legal counsel, of its independent auditors and of its custodian and transfer agent, printing costs incurred by the Fund and compensation of directors who are not interested persons of the Adviser. The Adviser also performs for the Fund certain accounting services pursuant to an administrative services agreement dated October 25, 1985, for which the Fund compensates the Adviser at the rate of $16,000 per annum.

     The Advisory Agreement provides that the Adviser shall reimburse the Fund for all expenses (including the advisory and administrative fees but excluding interest, taxes, brokerage commissions and extraordinary charges such as litigation costs) incurred by the Fund with respect to any fiscal year in excess of the following percentages of its average daily net assets for the fiscal year: 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets. For the fiscal years ended June 30, 1996, 1997 and 1998, the Fund paid investment advisory fees of $100,839 and $104,831 and $116,367 respectively.

     Effective January 1, 1995, the Adviser became the Fund's transfer agent, registrar, redemption agent and dividend disbursing agent. As the Transfer Agent the Adviser receives $700 per month, plus reimbursement for certain out of pocket expenses, including without limitation costs of forms, statements, envelopes, postage, shipping, telephone, insurance, legal fees and statement microfiche copies. The Adviser is a subagent with respect to certain recordkeeping and administrative services for certain individual retirement accounts, pursuant to an arrangement with The Union Bank of California, N. A. (the "Bank"), pursuant to which the Bank acts as custodian for the individual retirement accounts and the Adviser pays the Bank $7.50 per account, per year, which charge is passed through to the account holder without markup. The Adviser receives no other compensation from the Fund or its shareholders with respect to this arrangement.

     The Adviser is engaged in the business of providing investment advisory and management services to individual and institutional investors. Lawson Investments, Inc., a corporation controlled by C. K. Lawson, owns all of the outstanding stock of the Adviser. See "Directors and Officers."

                              BROKERAGE ALLOCATION

     In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available. It gives preference, and may pay higher commission rates, to brokers that, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services ("Research") to the Adviser. Subject to the Fund's policy to normally effect its principal transactions with principal market makers, the Fund may effect principal transactions with dealers that provide Research to the Fund. Research furnished by brokers through whom the Fund effects securities transactions includes written reports analyzing economic and financial characteristics of industries and companies and telephone communications with securities analysts and others, and is used by the Adviser in servicing all of its accounts, although not all of the Research is used by the Adviser in connection with the Fund. There is no reduction in the fees paid to the Adviser as a consequence of its receipt of such Research.

     The Adviser selects the brokers through whom the Fund's securities transactions are executed and negotiates the commission rates for all brokerage transactions on national securities exchanges. The amount of the brokerage commission is typically negotiated after the completion of the transaction. The Adviser, however, must determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In fiscal 1998 all of the Fund's brokerage commissions were paid to brokers that supplied Research to the Adviser. However, neither the Fund nor the Adviser has any agreement or understanding, or any internal allocation arrangement, to direct any of the Fund's brokerage transactions to any particular broker because of Research provided.

     Subject to the policy of seeking best price and execution, brokerage commissions for the execution of portfolio transactions may be paid to brokers that have affiliated persons in common with the Adviser, but no brokerage commissions were paid to such persons during the three years ended June 30, 1997. Sales of Fund shares may be a factor considered in the selection of brokers to execute portfolio transactions.

     For the fiscal years ended June 30, 1996, 1997 and 1998 the Fund paid aggregate brokerage commissions of $14,282, $7,183 and $15,694 respectively. Year-to-year fluctuations in the aggregate levels of brokerage commissions are attributable primarily to fluctuations in the volume of portfolio brokerage transactions as a result of changing market conditions.

                                PRICING OF SHARES

     The public offering price of the Fund's shares is equal to the Fund's net asset value per share. The entire offering price from the sale of the Fund's shares accrues to the Fund.

     The net asset value of the Fund's shares is determined following the close of trading of the New York Stock Exchange on each day on which the Exchange is open for business. The New York Stock Exchange is closed, and the Fund's net asset value will not be computed, on the following national holidays: New Year's Day, Thanksgiving Day and Christmas Day. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market shall be valued at its last sale price as reported thereon prior to the time as of which assets are valued. A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market shall be valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time as of which assets are valued and (ii), in the case of securities not traded on an exchange for which over-the-counter market quotations are readily available, on the basis of the last current bid price prior to the time as of which assets are valued. When market quotations are not readily available or when restricted securities are being valued, the security shall be valued at the fair value determined in good faith by the Board of Directors of the Fund. In the event that the Fund should have other assets, they would be valued at fair value as determined in good faith by the Board of Directors.

                              REDEMPTION OF SHARES

     The Fund will redeem shares from stockholders of record at the per share net asset value next determined after receipt of a written request that the shares be redeemed, together with proper documentation, as discussed under "Redemption of Fund Shares" in the Prospectus.

     As stated under "Redemption of Fund Shares - Signature Guarantees" in the Prospectus, the signature of the appropriate persons signing or endorsing any redemption request or stock certificate must be duly guaranteed by an eligible guarantor institution. "Eligible guarantor institutions," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     Payment for shares redeemed will be made by the Fund within seven days of receipt of the written redemption request along with the proper documentation. Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits.

     Payment for shares redeemed may be made either in cash or in portfolio securities, or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that market conditions exist which would make such a practice detrimental to the best interests of the Fund. If payments for shares redeemed are made wholly or partly in portfolio securities, the securities will be valued at the value used in calculating the value of the shares to be redeemed and brokerage costs may be incurred by the investor in converting the securities to cash.

                         CALCULATION OF PERFORMANCE DATA

     From time-to-time the Fund may advertise its total return. TOTAL RETURN FIGURES ARE BASED ON HISTORICAL PERFORMANCE RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return of the Fund refers to the average annual compounded percentage rate of return over a specified period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The Fund may also compute a total return for multi year and partial year periods computed in the same manner but without annualizing the total return. The Fund does not impose any sales charge or redemption fee on the purchase or redemption of its shares.

     Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical $1,000 investment in the Fund over various specified annual periods that end on the date of the most recent balance sheet in the Fund's registration statement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
Where:        P   =  A hypothetical initial investment of $1,000
              T   =  Average annual total return
              n   =  Number of years
              ERV = Ending  redeemable value of the hypothetical  $1,000 payment made at the beginning of the specified period at the end of the period (or fractional portion thereof).

The total return for the Fund will vary from period-to-period and no reported performance figure should be considered an indication of performance which may be expected in the future.

                     DIVIDENDS AND FEDERAL INCOME TAX STATUS

     The Fund has met the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code since it commenced doing business as an investment company and intends to maintain such qualification. As a regulated investment company, the Fund is not taxed on its ordinary income or net capital gains to the extent distributed to shareholders.

                                OTHER INFORMATION

     CUSTODIAN. The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 is the custodian of the Fund's portfolio securities and custodian for the Fund's tax-sheltered retirement plans.

     TRANSFER AGENT. Portfolios, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250 is the Fund's transfer agent and dividend disbursing agent.

     INDEPENDENT AUDITORS. Grant Thornton LLP, 3600 First Interstate Bank Tower, Dallas, Texas 75202, are independent auditors for the Fund. The statements of assets and liabilities and portfolio of investments in securities as of June 30, 1998 of the Fund, and the related statement of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios for each of the seven years in the period then ended, included in this Statement of Additional Information have been so included in reliance on the report of Grant Thornton LLP, and upon the authority of said firm as experts in auditing and accounting.

     LEGAL COUNSEL. Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202-3797, are legal counsel to the Fund.

ARMSTRONG ASSOCIATES INC.
SHAREHOLDERS REPORT
JUNE 30, 1998

TO OUR SHAREHOLDERS:

Armstrong Associates, Inc. ended its most recent fiscal year on June 30, 1998, with total assets of $15,212,805 and a per share price of $12.14. Not reflected in the fiscal year-end price were distributions totaling $0.88 per share of capital gains and income which were made in December 1997.

Equity results for the twelve months ending June 30 were largely positive although there was a wide divergence in results between individual stocks based on capitalization size with larger capitalized stocks generally outperforming smaller capitalized stocks. For the year under review, Armstrong recorded a total investment return of +13.31%. In comparison, the Value Line Index, which represents approximately 1,700 stocks (unweighted-price only), and is, we believe, a good representation of stock performance in general, posted a twelve month gain of +12.98%.

Serious financial problems in the economies of many of our international trading partners have the potential to have both a depressing effect on the overall United States economy and an unstabilizing influence of our stock market. At the same time, the relative strength of the U.S. economy increases the attractiveness of the United States as an investment haven. The expectation of a continued low level of inflation and the growing possibility of some monetary ease from the Federal Reserve in the second half of calendar 1998 adds a positive bias to the long term investment outlook. While we believe market volatility will remain high over the near term as the impact of foreign financial problems sort out, we also expect to see market leadership broaden and feel equities continue to offer positive opportunities for long term investment.

Please call or write if you have any questions concerning your investment in Armstrong.

Sincerely,


C.K. Lawson

August 10, 1998

                          [Grant Thornton Letterhead]

               Report of Independent Certified Public Accountants


The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the seven years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991 were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the seven years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Grant Thornton LLP

GRANT THORNTON LLP

Dallas, Texas
July 8, 1998

STATEMENT OF ASSETS AND LIABILITIES -- JUNE 30, 1998

ASSETS:
Investments in securities, at market value
   (identified cost $8,611,014)                                      $15,787,492
Cash                                                                      64,286
Receivable from sales of securities                                      489,558
Dividends receivable                                                      10,850
Interest receivable                                                        5,209
Prepaid expenses and other assets                                          2,473
                                                                      16,359,868

LIABILITIES:
Payable for purchase of securities                                     1,129,027
Accrued expenses and other liabilities                                    18,036
                                                                       1,147,063

Net assets                                                           $15,212,805

Net assets consist of
   Paid in capital                                                   $ 7,442,861
   Undistributed net investment income                                    49,023
   Accumulated undistributed net
      realized gains on investments                                      544,443
   Net unrealized appreciation on investments                          7,176,478

Net assets applicable to 1,253,019 shares outstanding                $15,212,805

Net asset value per share                                            $     12.14

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS IN SECURITIES -- JUNE 30, 1998
                                                            Shares or
                                                            principal                       Market
                                                              amount         Cost          value (a)
COMMON STOCK (97.14%)
   Industry and issue
      AEROSPACE (1.2%)
        The Boeing Company                                     4,000      $  236,300      $  178,500

      BROADCASTING AND MEDIA (8.8%)
        A.H. Belo Corporation                                  6,000         171,285         292,500
        New York Times Company                                 2,500         197,188         198,125
        Time Warner, Inc.                                     10,000         208,192         855,000
                                                                             576,665       1,345,625
      CHEMICALS AND RELATED (7.1%)
        Avery Dennison Corp.                                  15,000         211,200         806,250
        Praxair, Inc.                                          6,000         212,890         281,250
                                                                             424,090       1,087,500
      COMPUTER, SOFTWARE, AND RELATED (10.0%)
        Cadence Design Systems, Inc.*                         10,000         180,800         312,500
        International Business Machines Corp.                  2,500         249,675         287,188
        Lernout & Hauspie Speech Products*                     8,000         189,060         478,000
        MRV Communications, Inc.*                              6,000         217,312         124,500
        Oracle Systems Corporation*                           13,000         122,330         319,312
                                                                             959,177       1,521,500
      CONSUMER PRODUCTS (14.2%)
        Black & Decker Corporation                            10,000         216,760         610,000
        The Gillette Company                                   3,616         166,636         411,320
        Kimberly Clark Corporation                             6,000         230,820         275,250
        Sherwin Williams Company                               6,000         198,150         198,750
        Staples, Inc.*                                         6,000         175,875         173,625
        Wal-Mart Stores, Inc.                                  8,000         196,800         485,000
                                                                           1,185,041       2,153,945
      DIVERSIFIED OPERATIONS (4.7%)
        Corning, Inc.                                         12,000         196,566         417,000
        ITT Industries, Inc.                                   8,000          74,752         299,000
                                                                             271,318         716,000
      EDUCATIONAL SERVICES (1.9%)
        DeVRY Inc.*                                            6,000         132,660         131,625
        Sylvan Learning Systems, Inc.*                         5,000         163,750         163,750
                                                                             296,410         295,375
      ELECTRONICS, SEMICONDUCTORS AND RELATED (1.4%)
        AMP, Inc.                                              6,000         240,948         206,250

      FINANCIAL AND RELATED (8.0%)
        Hartford Financial Services Corporation                8,000         160,875         915,000
        NationsBank Corporation                                4,000         240,350         307,000
                                                                             401,225       1,222,000
      FOOD, BEVERAGES AND RELATED (14.0%)
        Bestfoods                                             10,000         199,538         581,250
        Crown Cork & Seal Company, Inc.                        5,000         239,438         237,500
        Dole Food Company                                      6,000         209,775         298,500
        Pepsico, Inc.                                         20,000         116,802         825,000
        Tricon Global Restaurants, Inc.*                       6,000         137,198         190,500
                                                                             902,751       2,132,750
      MEDICAL AND RELATED (17.8%)
        Abbott Laboratories                                   15,000         182,381       1,230,000
        Agouron Pharmaceuticals, Inc.*                         5,000         170,000         151,875
        Biogen, Inc.*                                          4,000         158,625         196,000
        Boston Scientific Corporation*                         5,000         234,785         358,125
        Medtronics, Inc.                                      10,000         190,438         637,500
        Schein Pharmaceutical, Inc.*                           5,000         133,775         133,125
                                                                           1,070,004       2,706,625
      NATURAL GAS AND RELATED (1.3%)
        Tenneco, Inc.                                          5,000         192,511         190,625


      OFFICE SUPPLIES (2.0%)
        Xerox Corporation                                      3,000         253,065         304,875

      TRANSPORTATION (1.7%)
        Ryder System, Inc.                                     8,000         196,960         252,500

      WATER TREATMENT AND POLLUTION CONTROL (3.0%)
        Ionics, Inc.*                                          8,000         186,800         295,000
        U. S. Filter Corporation*                              6,000         207,210         167,883
                                                                             394,010         462,883

         Total common stocks                                             $ 7,600,475    $ 14,776,953

SHORT-TERM DEBT (6.64%)
   U.S. Treasury bills, due July 1998               $    695,000       $    688,540      $    688,540
   U.S. Treasury bills, due August 1998             $    325,000            321,999           321,999
     Total short term debt                                                1,010,539         1,010,539
       Total investment securities -103.78%                            $  8,611,014      $ 15,787,492
       Other assets less liabilities - (3.78)%                                               (574,687)
       Net assets -100.00%                                                               $ 15,212,805

Notes

(a) All common stocks are listed on a national securities exchange or reported on the NASDAQ national market and are valued at the closing price. Short-term debt is carried at cost, which approximates market value.

(b)  Aggregate cost for Federal income tax purposes is $8,611,014.

*    Nonincome-producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS -- YEARS ENDED JUNE 30, 1998
                                                                       1998            1997
Operations:
   Net investment income                                           $     32,463    $     68,884
   Net realized gains on investments                                  1,096,424         441,872
   Increase in unrealized appreciation of investments                   726,296       1,593,707

         Net increase in net assets resulting from operations         1,855,183       2,104,463

Distributions to shareholders:
   Dividends paid from net investment income                            (59,092)        (85,666)
   Distributions from net realized gains                               (980,946)       (575,189)

         Net decrease in net assets resulting from distributions     (1,040,038)       (660,855)

Capital share transactions:
   Net proceeds from sale of capital stock                              708,014         210,399
   Net asset value of shares issued as reinvestment
      of dividends                                                      988,680         619,796
                                                                      1,696,694         830,195

   Less cost of shares repurchased                                   (1,566,042)     (1,106,595)

         Net increase (decrease) in net assets resulting from
            capital share transactions                                  130,652        (276,400)

         Total increase in net assets                                   945,797       1,167,208

NET ASSETS:
   Beginning of year                                                 14,267,008      13,099,800

   End of year (note)                                              $ 15,212,805    $ 14,267,008

Note: At June 30, 1998 and 1997, undistributed net realized investment gains were $544,443 and $497,307, respectively. At June 30, 1998 and 1997, undistributed net investment income was $49,023 and $7,311, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS -- YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
     Dividends                                                             $  140,626
     Interest                                                                  86,653
           Total income                                                       227,279
   Operating expenses
     Investment advisory fees                                 $  116,367
     Administrative fees                                          16,000
     Custodian fees                                                7,768
     Transfer agent fees                                           9,502
     Legal fees                                                   11,683
     Accounting fees                                              14,200
     Registration fees, licenses and other                         3,012
     Reports and notices to shareholders                           7,950
     Directors' fees and expenses                                  6,787
     Insurance expense                                             1,547      194,816

           Net investment income                                               32,463
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Realized gains
     Proceeds from sales                                                    2,536,839
     Cost of securities sold                                                1,440,415
           Net realized gains                                               1,096,424
   Unrealized appreciation
     Beginning of year                                                      6,450,182
     End of year                                                            7,176,478
           Increase in unrealized appreciation                                726,296
           Net realized and unrealized gains on investments                 1,822,720
           Net increase in net assets from operations                      $1,855,183

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1998

NOTE A--NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES
     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

NATURE  OF OPERATIONS
     Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

VALUATION OF SECURITIES
     The Company's investments in common stocks are carried at market value. Short-term debt securities are carried at cost which approximates market.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--FEDERAL INCOME TAXES
     As of June 30, 1998, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to Federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

NOTE C--PURCHASES AND SALES OF SECURITIES
     For the year ended June 30, 1998, purchases and sales of securities, excluding short-term debt securities, aggregated $3,416,125 and $1,440,415, respectively.
     The Company paid total brokerage commissions aggregating $15,694 in 1998 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

NOTE D--INVESTMENT ADVISORY, TRANSFER AGENT AND ADMINISTRATIVE FEES
     The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 1998, investment advisory fees to Portfolios amounted to $116,367. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 1998.
     Portfolios is the transfer agent for the Company. Applicable fees of $9,502 were incurred by the Company for the year ended June 30, 1998. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments.

     At June 30, 1998, the Company owed Portfolios $12,367 in accrued fees.

NOTE E--CAPITAL STOCK
     At June 30, 1998, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $7,442,861. Transactions in capital stock for the years ended June 30, 1998 and 1997 were as follows:

                                                            1998          1997
Shares sold                                                63,588        20,371
Shares issued as reinvestment of dividends                 93,981        62,923
                                                          157,569        83,294
  Shares redeemed                                        (133,173)     (107,722)
    Net increase (decrease) in shares outstanding          24,396       (24,428)

NOTE F--DIVIDENDS

     Dividends from net investment income paid during the year ended June 30, 1998 and 1997 amounted to $.05 and $.07 per share, respectively. Distributions from net realized gains paid during the years ended June 30, 1998, and 1997, amounted to $.83 and $.47 per share, respectively.

OFFICERS AND DIRECTORS

C.K. LAWSON
President, Treasurer
and Director

CANDACE L. KING
Vice President and
Secretary

EUGENE P. FRENKEL, M.D.
Director
Professor of Internal
Medicine and Radiology
Southwestern Medical
School

DOUGLAS W. MACLAY
Director
President, Maclay
Development Company

R.H. STEWART MITCHELL
Director
Private Investor

CRUGER S. RAGLAND
Director
President
Ragland Insurance
Agency, Inc.

ANN D. REED
Director
Private Investor

CUSTODIAN
The Union Bank of California, N.A.
San Francisco, California

TRANSFER AGENT
Portfolios, Inc.
Dallas, Texas

AUDITORS
Grant Thornton LLP
Dallas, Texas

INVESTMENT ADVISER
Portfolios, Inc.
Dallas, Texas


This report is prepared for the information of the shareholders of Armstrong Associates, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

ARMSTRONG ASSOCIATES INC.
750 N. St. Paul, Suite 1300, L.B. 13
Dallas, Texas 75201-3250
(214) 720-9101    Fax: (214) 871-8948

CONDENSED FINANCIAL INFORMATION
Selected Per Share Data and Ratios
                           Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)

                                               1998        1997        1996        1995        1994        1993        1992
Net asset value
 Beginning of period                        $   11.61   $   10.45   $    9.70   $    8.19   $    8.26   $    7.08   $    6.87
Income (loss) from
 investment operations
 Net investment income                             03         .06         .05         .02          --         .02          06
 Net realized and unrealized
 gains (losses) on investments                   1.38        1.64        1.10        2.12         .10        1.19          33

Total from investment operations                 1.41        1.70        1.15        2.14         .10        1.21          39
Less distributions
 Dividends from net
  investment income                                05         .07         .02         .04          --         .02         .15
 Distributions from net
 realized gains                                    83         .47         .38         .59         .17         .01         .03

Net asset value, end of period              $   12.14   $   11.61   $   10.45   $    9.70   $    8.19   $    8.26   $    7.08

Total return                                    13.31%      17.19       12.09       27.32        1.13       17.12        5.79
Ratios/supplemental data
Net assets, end of period (000's)           $  15,213      14,300      13,100      11,961       9,255       9,680       9,366
 Ratio of expenses to average
 net assets                                       1.3         1.4         1.4         1.8         1.8         1.8         1.9
 Ratio of net investment income
to average net assets                               2          .5          .5          .2          --          .2          .8
 Average brokerage commission rate(c)           .1880       .1503       .1442

 Portfolio turnover rate                            7%          7          19          12          15          17          35

CONDENSED FINANCIAL INFORMATION (Continued)
Selected Per Share Data and Ratios
                           Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)

                                               1991        1990        1989        1988        1987        1986        1985
Net asset value
 Beginning of period                        $    7.38   $    7.74   $    7.17   $    9.66   $    8.72   $    7.65   $    7.29
Income (loss) from
 investment operations
 Net investment income                            .16         .23         .24         .09         .10         .14         .24
 Net realized and unrealized
 gains (losses) on investments                    (27)        .19         .67        (.53)       1.51        1.17        1.02

Total from investment operations                 (.11)        .42         .91        (.44)       1.61        1.31        1.26
Less distributions
 Dividends from net
  investment income                               .23         .24         .11         .14         .16         .24         .14
 Distributions from net
 realized gains                                   .17         .54         .23        1.91         .51          --         .76

Net asset value, end of period              $    6.87   $    7.38   $    7.74   $    7.17   $    9.66   $    8.72   $    7.65

Total return                                     (.92)       5.93       13.23       (6.27)      20.00       17.80       19.10
Ratios/supplemental data
Net assets, end of period (000's)               9,228       9,770       9,887      10,435      12,294      11,714      10,957
 Ratio of expenses to average
 net assets                                       1.9         1.8         1.9         2.0         1.7         1.6         1.7
 Ratio of net investment income
to average net assets                             2.3         2.9         3.0         1.3         1.0         1.6         3.1
 Average brokerage commission rate(c)

 Portfolio turnover rate                           24          44          46          20          51          54          53

CONDENSED FINANCIAL INFORMATION (Continued)
Selected Per Share Data and Ratios
                           Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)

                                               1984        1983        1982        1981        1980        1979        1978
Net asset value
 Beginning of period                        $   10.22   $    7.10   $    9.37   $    7.74   $    7.06   $    6.50   $    5.68
Income (loss) from
 investment operations
 Net investment income                            .16         .21         .41         .24         .23         .16         .08
 Net realized and unrealized
 gains (losses) on investments                  (2.51)       3.72       (1.28)       2.62        1.40         .84         .78

Total from investment operations                (2.35)       3.93        (.87)       2.86        1.63        1.00         .86
Less distributions
 Dividends from net
  investment income                               .20         .43         .19         .23         .13         .11         .04
 Distributions from net
 realized gains                                   .38         .38        1.21        1.00         .82         .33          --

Net asset value, end of period              $    7.29   $   10.22   $    7.10   $    9.37   $    7.74   $    7.06   $    6.50

Total return                                   (24.01)      61.27       (9.87)      38.04       24.08       15.17       15.31
Ratios/supplemental data
Net assets, end of period (000's)               9,788      12,869       7,669       8,277       5,777       4,538       3,886
 Ratio of expenses to average
 net assets                                       1.6         1.6         1.7         1.5         1.6         1.5         1.5
 Ratio of net investment income
to average net assets                             1.9         2.4         5.6         2.7         3.2         2.3         1.6
 Average brokerage commission rate(c)

 Portfolio turnover rate                           96          59          34          60         131          97         151

CONDENSED FINANCIAL INFORMATION (Continued)
Selected Per Share Data and Ratios
                           Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)

                                               1977        1976        1975
Net asset value
 Beginning of period                        $    5.30   $    3.81   $    2.74
Income (loss) from
 investment operations
 Net investment income                            .04         .03         .07
 Net realized and unrealized
 gains (losses) on investments                    .38        1.53        1.04

Total from investment operations                  .42        1.56        1.11
Less distributions
 Dividends from net
  investment income                               .04         .07         .04
 Distributions from net
 realized gains                                    --          --          --

Net asset value, end of period              $    5.68   $    5.30   $    3.81

Total return                                     8.05       42.06       41.46%
Ratios/supplemental data
Net assets, end of period (000's)               3,649       3,785   $   2,892
 Ratio of expenses to average
 net assets                                       1.5         1.5         1.5
 Ratio of net investment income
to average net assets                             1.9          .8         2.7
 Average brokerage commission rate(c)

 Portfolio turnover rate                          113         113         210%




(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-four-year period ended June 30, 1998.

(c) Total commissions paid divided by number of shares of applicable investment securities transactions. Disclosure requirement beginning with fiscal year ended June 30, 1996. Information for fiscal years prior to June 30, 1996, is not applicable.

                            PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:

          (i)  Included in Part A:

               None

          (ii) Included in Part B:

               Report of Independent Certified Public Accountants

               Statement of Assets and Liabilities - June 30, 1998

               Portfolio of Investments in Securities - June 30, 1998

               Statement of Operations - Year ended June 30, 1998

               Statements of Changes in Net Assets - Years ended June 30, 1997 and 1998

               Notes to Financial Statements

     (b)  Exhibits:

          1.1 Restated Articles of Incorporation of the Fund filed October 28, 1983 [Exhibit 1.1, Form N-1A Post-Effective Amendment No. 27]

          2.1 Bylaws of the Fund as amended through August 27, 1987 [Exhibit 2.1, Form N-1A Post-Effective Amendment No. 31]

          2.2 Amendment to Bylaws of the Fund, effective August 25, 1993 [Exhibit 2.2, Form N-1A Post-Effective Amendment No. 37]

          4.1 Specimen stock certificate [Exhibit 4.1, Form N-1A Post-Effective Amendment No. 30]

          4.2 Purchase Application [Exhibit 4.2, Form N-1A Post-Effective Amendment No. 41]

          5.1 Investment Advisory Agreement dated October 30, 1981 between the Fund and the Adviser [Exhibit 5.1, Form N-1A Post-Effective Amendment No. 28]

          8.1 Custodian Agreement dated March 4, 1988 between the Fund and The First Jersey National Bank [Exhibit 8.1, Form N-1A Post-Effective Amendment No. 32]

        8.1.1  Letter dated  August 31, 1988 from  Fund/Plan  Services,  Inc. to the Fund re: change of name of First Jersey National Bank to National Westminster Bank, NJ [Exhibit 8.1.1, Form N-1A Post-Effective Amendment No. 33]


          8.2  Administration Agreement dated June 27, 1983 between the Fund and
               First   Pennsylvania   Bank,   N.A.   [Exhibit   8.2,   Form  N-1
               Post-Effective Amendment No. 25]

          8.3 Amendment dated February 25, 1986 to the Administration Agreement filed as Exhibit 8.2 [Exhibit 8.3, Form N-1A Post-Effective Amendment No. 30]

          8.4  Custody  Agreement  dated  September 9, 1994 between the Fund and
               The  Bank  of   California,   N.A.   [Exhibit   8.4,  Form  N-1A,
               Post-Effective Amendment No. 39]

          8.5 Amended and Restated Transfer Agent Agreement dated May 17, 1995 [Exhibit 8.5, Form N-1A Post Effective Amendment No. 40]

          9.1 Administrative Services Agreement dated October 24, 1985 between the Fund and the Adviser [Exhibit 9.1, Form N-1A Post-Effective Amendment No. 30]

          10.1 Opinion of Jackson & Walker, L.L.P. as to legality of securities being registered and related consent [Exhibit 10.1, Form N-1A Post Effective Amendment No. 42]

          11.1 Consent of Grant Thornton LLP [Exhibit 11.1, Form N-1A Post Effective Amendment No. 42]

          14.1 Individual Retirement Account documents [Exhibit No. 14.1, Form N-1 Post-Effective Amendment No. 25]

          14.2 Prototype   Profit   Sharing   Plan,   Custody   Agreement,   and
               Standardized and Non-Standardized Adoption Agreement documents [Exhibit 14.4, Form N-1A Post-Effective Amendment No. 35]

          15 Power of Attorney [Signature Page, Form N-1A Post Effective Amendment No. 41]

Item 25.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          None

Item 26.  Number of Holders of Securities
          -------------------------------

               As of August 1, 1998, there were 1,012 record holders of shares of the Fund's outstanding common stock.

Item 27.  Indemnification
          ---------------

               Article 2.02-1 of the Texas Business Corporation Act and Article XI of the Bylaws of the Fund provide for the indemnification of directors and officers of the Fund against certain liabilities.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

               In addition to serving as investment adviser to the Fund, the Adviser serves as investment adviser to a number of other persons, none of whom is believed to be an investment company.

                          Positions and Offices       Positions and Offices
   Name                     with the Adviser              with the Fund
   ----                   ---------------------       ---------------------
   C. K. Lawson(a)        President, Treasurer        President, Treasurer
                          and Director                and Director

   Candace L. King(b)     Secretary                   Vice President
                                                      and Secretary

   John P. Chilton(c)     Director                    None

               (a) Mr. Lawson is President, Treasurer and a director of Lawson Investments, Inc. ("LII"), a corporation which owns all of the outstanding stock of the Adviser and the principal business address of which is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas 75201.

               (b) Ms. King is Vice President and Secretary of LII.

               (c) Mr. Chilton is a Vice President and registered representative of Weber Investments Corporation, a broker-dealer registered under the Securities Exchange Act of 1934 which has its principal place of business at 1600 Pacific Building, 1525 Elm Street, Dallas, Texas 75201. Mr. Chilton is also a director of LII.

Item 29.  Principal Underwriters
          ----------------------

          Not Applicable.


Item 30.  Location of Accounts and Records
          --------------------------------

               Physical possession of all accounts, books and other documents required to be maintained by the Fund and the Adviser pursuant to '31 of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Fund and the Adviser at 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas, except that certain records are maintained at the offices of the Fund's custodian, The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111.


Item 31.  Management Services
          -------------------

          Not applicable.

Item 32.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on October 27, 1998.

                                      ARMSTRONG ASSOCIATES, INC.


                                      By:   /s/ Candace L. King
                                          --------------------------------
                                          Candace L. King, Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated below on October 27, 1998.

         Signature                                   Title
         ---------                                   -----
                                        President, Treasurer and Director
          C.K. LAWSON*                  (Principal Executive Officer and
                                        Principal Financial and Accounting
                                        Officer)

       EUGENE P. FRENKEL*               Director

       DOUGLAS W. MACLAY*               Director

   R.H. STEWART MITCHELL, JR.*          Director

       CRUGER S. RAGLAND*               Director

        ANN REED DITTMAR*               Director



*By:  /s/ Candace L. King
     --------------------------------
     Candace L. King
     Attorney-in-Fact under Power of
     Attorney filed as Exhibit 15

                           INDEX TO ATTACHED EXHIBITS

Exhibit

11.1      Consent of Grant Thornton LLP

27        Financial Data Schedule